Exhibit 99.1

FOR IMMEDIATE RELEASE

InPhonic Announces Financial Results for Third Quarter 2006

$13.8 Million in Quarterly Positive Operating Cash Flow

Signed Residual Compensation Agreement with Fourth Major Wireless Carrier

WASHINGTON, November 6, 2006 (BUSINESS WIRE) — InPhonic, Inc. (NASDAQ:INPC), a leading online seller of wireless services and products, today reported financial results for the third quarter ended September 30, 2006. Additionally, InPhonic has reached a settlement in principle with the District of Columbia Attorney General.

Revenue was $102.2 million for the third quarter 2006, compared to $92.0 million for the third quarter 2005. Loss from continuing operations for the third quarter 2006 was ($4.9) million or ($0.13) per basic and diluted share compared to a loss from continuing operations of ($4.4) million for the third quarter of 2005 or ($0.12) per basic and diluted share. Excluding the impact District of Columbia Attorney General Settlement and related expenses of $3.8 million, loss from continuing operations would have been ($1.0) million or ($0.03) per basic and diluted share.

Cash provided from operating activities was $13.8 million for the third quarter 2006, compared to a loss of ($6.3) million for third quarter 2005. Cash provided from operating activities was $6.0 million for the first nine months of 2006, compared to a loss of ($15.6) million for the first nine months of 2005. Cash and cash equivalents totaled $57.5 million at September 30, 2006.

Non-GAAP Adjusted EBITDA for the third quarter 2006 was $6.7 million, compared to non-GAAP Adjusted EBITDA of $2.0 million for the third quarter 2005. Non-GAAP Adjusted EBT for the third quarter 2006 was $5.9 million, or $0.16 per diluted share, compared to non-GAAP Adjusted EBT of $1.5 million, or $0.04 per diluted share for the third quarter 2005.

Adjusted EBITDA is defined as net loss from continuing operations before interest expense, taxes, depreciation and amortization, restructuring costs, other non-recurring costs and stock-based compensation. Adjusted EBT is defined as Adjusted EBITDA after deducting depreciation and amortization and adding back the effect of amortization related to acquired software and intangibles and internal software development. Adjusted EBT per basic share is defined as the per share value of Adjusted EBT based on the outstanding common stock. Adjusted EBT per diluted share is defined as the per share value of Adjusted EBT on a fully-diluted basis.

“We are pleased with our progress in transitioning an increasing amount of InPhonic’s business to a residual revenue model characterized by a predictable, high margin and transparent recurring revenue stream.” InPhonic CEO David A. Steinberg commented, “Efforts to improve operational efficiency and our disciplined focus on sustainable growth delivered significant improvements in operating cash flow, solid revenue growth and continued margin expansion in the quarter.”

Mr. Steinberg continued, “As we approach the busy holiday shopping season we are focused on delivering superior value to the customer and an unequaled customer experience at Wirefly.com, a leading one-stop online wireless shopping site, and our thousands of marketing partner sites such as Bestbuy.com, Staples.com, RadioShack.com, Motorola.com, Samsung.com, United.com and Delta.com.”

Additional Carrier Signs Up For Residual Compensation

InPhonic recently signed an agreement with another major wireless carrier that provides for monthly residual commission payments. InPhonic CFO Larry Winkler commented, “We were able to exchange a small portion of our up front commission for a greater value in future residual payments that we expect will have a positive impact on our financial results over the long-term.” This represents the fourth major wireless carrier to enter into a residual compensation agreement with InPhonic. In addition, InPhonic has residual compensation agreements with two MVNO partners.

Settlement in Principle with DC Attorney General

InPhonic has reached an agreement in principle with the District of Columbia Attorney General’s Office to settle the outstanding consumer protection lawsuit related to our past use of mail-in rebates. Final settlement should follow shortly.

New Affinity and Distribution Partners

•	Signed a multi-year agreement with Best Buy to be the exclusive provider of cellular products and services on Bestbuy.com. Best Buy is the largest consumer electronics retailer in the United States.
•	Launched Delta Air Lines Skymiles Wireless online store that rewards customers for their purchases of wireless products and services. Delta joins United as the second travel related benefits wireless program InPhonic has launched in 2006.
•	Direct-to-You retail program has expanded to include Sam’s Club locations as well as an increasing number of RadioShack retail locations. This innovative in-store program allows InPhonic to extend its reach into the approximately 93% of consumers who currently shop for their wireless services and products offline.

Business Outlook

The following business outlook is based on current information and expectations as of November 6, 2006. It is currently expected that the outlook will not be updated until the release of InPhonic’s next quarterly earnings announcement, notwithstanding subsequent developments; however, InPhonic may update the outlook or any portion thereof at any time.

	FY 2006	Q4 2006

Revenue (in millions)	$400—$410	$115—$125

Adjusted EBITDA	$22—$24	$9—$11

Adjusted EBT	$9—$11	$0.29—$0.34

Non-GAAP Financial Measures

A reconciliation between GAAP and Non-GAAP results is shown immediately following the Unaudited Condensed Consolidated Statements of Cash Flows.

The Company believes that the presentation of the above Non-GAAP measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. The Company believes when U.S. GAAP results are viewed in conjunction with these Non-GAAP measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these measures for reviewing the Company’s financial results.

These measures should be considered in addition to results prepared in accordance with U.S. GAAP, but should not be considered a substitute for, or superior to, GAAP results. The Company has reconciled Non-GAAP financial measures included in this press release to the nearest GAAP measure. Investors are encouraged to review the related

GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

Conference Call

Company management will be holding a conference call today, Monday, November 6, 2006 at 5:00 PM Eastern Time to discuss its third quarter financial results and provide a Company update.

The conference call can be accessed by calling the following phone numbers:

•	877-502-9272 (Domestic) or 913-981-5581 (International); passcode 4516248.

•	The replay will be available through November 10, 2006 by dialing 888-203-1112 (Domestic) or 719-457-0820 (International); passcode 4516248.

•	A link to an audio Webcast of the call will be available at http://investor.inphonic.com/. An audio Webcast archive following the call will also be available at http://investor.inphonic.com/

About InPhonic

Headquartered in Washington, D.C., InPhonic, Inc. (NASDAQ:INPC—News) is a leading online seller of wireless services and products. InPhonic sells these services and products, and provides world-class customer service through websites that it creates and manages for online businesses, national retailers, member-based organizations and associations under their own brands. InPhonic also operates Wirefly (www.wirefly.com), a leading one-stop comparison mobile phones and wireless plans shopping site that has been awarded “Best of the Web” by Forbes magazine and “Best in Overall Customer Experience” by Keynote Performance Systems. InPhonic also delivers a full range of MVNO and mobility solutions to enterprise clients through its Mobile Virtual Network Enablement (MVNE) platform. Among many awards in its history, InPhonic holds the distinction as #1 Company of the Year on the INC. 500 for 2004. For more information on the company, its products and services, visit the InPhonic Corporate Web site at www.inphonic.com. INPCG

Forward-Looking Statements—This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995, including, without limitation, all statements related to future financial performance, plans to grow our business and build our brand. Words such as “expect,” “anticipate,” “believe” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our fluctuating operating results, seasonality in our business, our ability to acquire products on reasonable terms, our online business model, demand for our products, the strength of our brand, competition, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the Year ended December 31, 2005 and our Quarterly Reports on Forms 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and InPhonic undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Contacts:

Investors:	Press:
InPhonic, Inc. Gary Tiedemann VP, Investor Relations (202) 333-0001 gtiedemann@inphonic.com	InPhonic, Inc. Tripp Donnelly VP, Public Relations (202) 333-0001 tdonnelly@inphonic.com

INPHONIC INC.

Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31, 2005	September 30, 2006
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$70,783	$57,537
Accounts receivable, net	34,606	56,545
Inventory, net	19,680	18,160
Prepaid expenses	2,405	6,650
Deferred costs and other current assets	6,823	2,220
Current assets of discontinued operations	2,430	392

Total current assets	136,727	141,504

Restricted cash and cash equivalents	400	—
Property and equipment, net	12,121	19,439
Goodwill	31,140	36,634
Intangible assets, net	12,651	9,660
Deposits and other assets	3,058	8,721

Total assets	$196,097	$215,958

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$31,543	$58,071
Accrued expenses and other liabilities	31,588	19,438
Current portion of deferred revenue	13,851	10,169
Current liabilities of discontinued operations	3,130	1,178
Current maturities of capital leases	377	350

Total current liabilities	80,489	89,206

Long term debt and capital lease obligations, net of current maturities	15,474	20,258
Deferred revenue, net of current portion	284	553

Total liabilities	96,247	110,017

Stockholders’ equity:
Common stock, $0.01 par value
Authorized 200,000,000 shares at December 31, 2005 and September 30, 2006; issued and outstanding 35,232,869 and 36,563,798 shares at December 31, 2005 and September 30, 2006, respectively	353	366
Additional paid-in capital	264,155	284,244
Accumulated deficit	(164,658)	(178,669)
	—	—

Total stockholders’ equity	99,850	105,941

Total liabilities and stockholders’ equity	$196,097	$215,958

INPHONIC, INC.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2006	2005	2006
Revenue:
Activations and services	$65,405	$85,171	$170,608	$230,196
Equipment	26,555	17,013	64,729	55,161

Total revenue	91,960	102,184	235,337	285,357

Cost of revenue,
exclusive of depreciation and amortization:
Activations and services	(564)	551	895	1,876
Equipment	54,317	52,770	134,985	150,574

Total cost of revenue	53,753	53,321	135,880	152,450

Operating expenses:
Sales and marketing, exclusive of depreciation and amortization	24,274	29,480	61,599	83,610
General and administrative, exclusive of depreciation and amortization	15,750	15,845	44,326	45,288
Depreciation and amortization	2,460	4,543	6,379	11,986
Rebate settlement and related expenses	—	3,840	—	3,840
Settlement and earnout	—	—	—	696
Restructuring costs	453	209	848	2,115
Investment write-off	—	—	228	—

Total operating expenses	42,937	53,917	113,380	147,535

Operating loss	(4,730)	(5,054)	(13,923)	(14,628)

Other income (expense):
Interest income	549	442	1,576	1,616
Interest expense	(185)	(276)	(599)	(900)

Total other income	364	166	977	716

Loss from continuing operations	(4,366)	(4,888)	(12,946)	(13,912)

Discontinued operations:
Income (loss) from discontinued operations	(587)	72	(653)	(99)

Net loss	$(4,953)	$(4,816)	$(13,599)	$(14,011)

Basic and diluted net loss per share:
Net loss from continuing operations	$(0.12)	$(0.13)	$(0.38)	$(0.39)
Net income (loss) from discontinued operations	(0.02)	0.00	(0.02)	(0.00)

Basic and diluted net loss per share	$(0.14)	$(0.13)	$(0.40)	$(0.39)

Basic and diluted weighted average shares outstanding	35,515,210	36,304,160	34,099,325	35,836,331

Unaudited Stock-Based Compensation:	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2005	2006	2005	2006

Sales and marketing	$709	$674	$1,761	$2,212
General and administrative	3,148	2,304	11,703	6,564
Restructuring costs	—	—	—	1,312
Income (loss) from discontinued operations	69	—	258	—

	$3,926	$2,978	$13,722	$10,088

INPHONIC, INC.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2006	2005	2006
Cash flows from operating activities:
Net loss	$(4,953)	$(4,816)	$(13,599)	$(14,011)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,460	4,543	6,379	11,986
Non-cash sales and marketing expense	—	161	—	296
Non-cash interest expense, net	162	—	486	—
Stock-based compensation	3,925	2,978	13,721	10,088
Non-cash write-off of investment	—	—	228	—
Changes in operating assets and liabilities, net of assets and liabilities received from business acquisitions:
Accounts receivable	(3,079)	5,025	(23,621)	(21,594)
Inventory	(16,270)	7,297	(23,201)	3,843
Prepaid expenses	(526)	(3,387)	(1,267)	(5,723)
Deferred costs and other assets	(1,224)	312	(1,060)	4,607
Deposits and other assets	(918)	(2,314)	(1,357)	(2,153)
Accounts payable	9,768	10,916	17,144	31,953
Accrued expenses and other liabilities	1,421	(7,134)	5,538	(9,856)
Deferred revenue	2,891	265	5,028	(3,413)

Net cash provided by (used in) operating activities	(6,343)	13,846	(15,581)	6,023

Cash flows from investing activities:
Capitalized expenditures, including internal capitalized labor	(2,719)	(6,651)	(8,745)	(15,525)
Cash paid for acquisitions	(2,401)	(961)	(8,670)	(3,989)
Cash paid for intangible assets	(93)	—	(2,532)	(193)
Purchase of short-term investments	—	—	(5,005)	(5,000)
Proceeds from the maturity of short-term investments	12,855	5,000	—	5,000
Proceeds from the sale of assets of discontinued operations	—	1	—	1,111
Reduction in restricted cash and cash equivalents			—	400

Net cash provided by (used in) investing activities	7,642	(2,611)	(24,952)	(18,196)

Cash flows from financing activities:
Principal repayments on debt	(69)	(1,538)	(215)	(1,751)
Borrowings on line of credit	15,000	—	15,000	—
Cash paid for repurchase of common stock	(3,090)	—	(3,090)	(503)
Proceeds from exercise of warrants and options	3,126	429	9,669	1,181
Net costs of initial public offering	—	—	(291)	—

Net cash provided by (used in) financing activities	14,967	(1,109)	21,073	(1,073)

Net increase (decrease) in cash and cash equivalents	16,266	10,126	(19,460)	(13,246)
Cash and cash equivalents, beginning of the period	65,260	47,411	100,986	70,783

Cash and cash equivalents, end of the period	$81,526	$57,537	$81,526	$57,537

Supplemental disclosure of cash flows information:
Cash paid during the period for:
Interest	$17	$511	$107	$774
Supplemental disclosure of non-cash activities:
Release of funds in escrow related to acquisitions	—	—	10,700	—
Issuance of common stock in business acquisitions	—	1,325	8,209	5,664
Debt issued for accounts payable	—	6,355	—	6,355
Issuance of warrant to purchase common stock to vendor	—	—	—	3,228
Purchase consideration in accrued liabilities	—	224	3,000	224
Inventory exchanged for advertising credits	—	2,323	—	2,323
Issuance of common stock in intangible asset purchase	—	—	1,549	—
Stock-based compensation capitalized as internal labor	—	118	—	443
Equipment purchased on capital lease	366	—	366	152

INPHONIC INC.

Reconciliation of non-GAAP measure to nearest comparable GAAP measures

(unaudited, in thousands, except share and per share amounts)

	Three Months Ended September 30,
	2005	2006
Adjusted EBITDA and EBT:

Net loss from continuing operations	$(4,366)	$(4,888)
Add back:
Interest expense/(income)	(364)	(166)
Depreciation and amortization	2,460	4,543
Non-cash amortization of sales and marketing expense	0	161
Restructuring costs	453	209
Rebate settlement and related expenses	—	3,840
Stock -based compensation	3,857	2,978

Adjusted EBITDA	2,040	6,677

Depreciation and amortization adjustments:
Depreciation and amortization	(2,460)	(4,543)
Amortization related to acquired software and intangibles and internal software development	1,893	3,781

Adjusted EBT	$1,473	$5,915

Adjusted EBT per share
Basic	$0.04	$0.16
Diluted	$0.04	$0.16

Basic weighted average shares	35,515,210	36,304,160

Diluted weighted average shares	37,760,692	36,928,043